                              Goldman Sachs Funds

--------------------------------------------------------------------------------
CAPITAL GROWTH FUND                              Annual Report January 31, 1999
--------------------------------------------------------------------------------

                                                 Long-term capital growth

                                                 potential from a diversified

                                                 portfolio of equity securities.


[GRAPHICS APPEAR HERE]


                                                                         -------
                                                                         Goldman
                                                                         Sachs

                                                                         -------

GOLDMAN SACHS CAPITAL GROWTH FUND

Market Overview


Dear Shareholder,

During the review period, events that began in Asia in 1997 continued to roil financial markets around the world. U.S. financial markets were not immune to the turmoil, and they fluctuated along with investor confidence.

     . U.S. Equity Market Fluctuated Along With Investor Confidence -- Early in the review period, the U.S. stock market generated strong performance, though not without an increase in overall market volatility. The mantle of market leadership was assumed by the largest and most liquid stocks in the S&P 500 Index, as circumstances conspired to make them the investment of choice among U.S. investors.

             As the period progressed, political and economic concerns worldwide dampened overall U.S. equity market performance. By period end, however, stocks rebounded on renewed confidence that concerted action from the G-7 (that is, the U.S., Japan, Germany, France, Italy, Great Britain and Canada), including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown.

     . The U.S. Economy Continued To See Growth -- Despite a slight tempering due to soft employment numbers, the U.S. economy continued to see growth for most of the review period. This growth, combined with continued uncertainty about the impact of Asian instability on the U.S. economy, kept the Federal Reserve in a wait-and-see mode for most of the period.

             On September 29th, in the wake of increasing global market turmoil, the Federal Reserve Board cut the Federal Fund's target rate by .25%, to 5.25%. As increasing illiquidity concerns in the market became more severe, the Fed followed up with two more surprise rate cuts, easing the target rate and the discount rate by another .50%. The Fed's actions were a strong signal that the monetary authorities were prepared to do whatever was necessary to provide liquidity and to support the economy against the potential for a substantial economic slowdown in 1999.

     . Market Outlook: Optimism Prevails -- We have a generally positive outlook for U.S. stocks. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends (such as the aging of the baby boomers), will benefit U.S. companies over the long term.

             At period end, while consumer spending remained strong, the manufacturing side of the economy appeared to weaken because of a trade drag and a slowdown in capital spending. However -- while there are a variety of opinions as to when the Fed will move -- based on signs of non-inflationary growth in the areas of consumer spending, new home sales and strong fourth quarter gross domestic product, the general consensus is that any further easing by the Fed will come later, rather than sooner.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

----------------------
 . NOT FDIC INSURED
 . May Lose Value
 . No Bank Guarantee
----------------------

          Sincerely,

          /s/ David B. Ford                            /s/ John P. McNulty

          David B. Ford                                John P. McNulty
          Co-Head, Goldman Sachs                       Co-Head, Goldman Sachs
          Asset Management                             Asset Management

          February 26, 1999

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

Fund Basics
as of January 31, 1999

Assets Under Management
    $2.3 Billion

Number of Holdings
       84

NASDAQ Symbols

Class A Shares
    GSCGX

Class B Shares
    GSCBX

Class C Shares
    GSPCX

Institutional Shares
    GSPIX

Service Shares
    GSPSX

------------------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
------------------------------------------------------------------------------------------------------------
January 31, 1998-January 31, 1999         Fund Total Return (without sales charge)/1/       S&P 500 Index/2/
------------------------------------------------------------------------------------------------------------
Class A                                                  34.58%                                  32.48%
Class B                                                  33.60%                                  32.48%
Class C                                                  33.55%                                  32.48%
Institutional                                            35.02%                                  32.48%
Service                                                  34.34%                                  32.48%
------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

------------------------------------------------------------------------------------------------------------
TOTAL RETURN (WITH SALES CHARGE)
------------------------------------------------------------------------------------------------------------
For the period ended 12/31/98           Class A        Class B        Class C   Institutional  Service
------------------------------------------------------------------------------------------------------------
Last 6 Months/3/                        4.03%           4.50%          8.66%     10.27%/5/      10.01%/5/
One Year/4/                             26.53%         27.79%         31.95%     34.34%/5/      33.69%/5/
Five Years/4/                           20.89%         N/A            N/A        N/A            22.24%/5/
Since Inception/4/                      18.99%         28.66%         28.67%     30.00%/5/      19.75%/5,6/
                                     (4/20/90)       (5/1/96)      (8/15/97)     (8/15/97)    (4/20/90)
------------------------------------------------------------------------------------------------------------

/3/The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $24.76 and represents the NAV plus the maximum sales charge of 5.5%.

/4/The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

/5/Cumulative or Average Annual Total Return as of 12/31/98.

/6/Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 5 COMPANY HOLDINGS AS OF 1/31/99
--------------------------------------------------------------------------------

Company Holding             % of Total Net Assets    Line of Business
--------------------------------------------------------------------------------
Microsoft Corp.                      4.1%            Software & Services

Tele-Communications Inc.             2.7%            Media & Communications
(Liberty Media Group)

General Electric Co.                 2.5%            Electronics

Pfizer, Inc.                         2.4%            Pharmaceuticals Bristol

Bristol Myers-Squibb Co.             2.3%            Pharmaceuticals
--------------------------------------------------------------------------------
The top 5 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Goldman sachs Capital growth Fund

Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the 12-month period ended January 31, 1999.

 Performance Review

 Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of 34.58%, 33.60%, 33.55%, 35.02% and 34.34%, respectively. These figures outperformed the 32.48% annualized return of the Fund's benchmark, the S&P 500 Index, as well as the 27.06% return of the Fund's peer group, as represented by the Lipper Growth Funds peer group average.
 The Fund's outperformance over the period is primarily attributable to individual stock selection.

 Portfolio Composition

 In general, the Fund was overweight in the consumer non-durables and health sectors, and underweight in the capital goods sector. As bottom-up stock-pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight in a given sector. Recently, we found several companies that meet our criteria -- strong franchise, dominant market share, free cash flow, high return on invested capital and predictable/sustainable growth -- within the consumer staples and consumer services sectors. Poised to benefit from favorable demographic trends and the business's own enduring competitive advantages, these areas have drawn our attention and investment. Conversely, the Fund is underweighted in technology and telecommunications sectors relative to the benchmark. It is important to note that the Fund's sector weightings are the result of our bottom-up, business-by-business stock selection process rather than sector-based decisions.

 Portfolio Highlights

 .Warner Lambert Co., Pfizer, Inc. and Bristol-Myers Squibb Co. -- The Fund's pharmaceutical holdings have recently been the biggest contributors to positive performance, as these stable, consistent growers continued to represent a perceived safe haven in an uncertain market environment. In companies such as Warner Lambert, Pfizer and Bristol-Myers Squibb, we find common characteristics that form the basis of long-term strategic advantage. These companies benefit from favorable (aging) population demographics in the U.S. and abroad, as well as the newly reformed FDA approval process.

 .Microsoft Corp., Cisco Systems, Inc., Intel Corp. and EMC Corp. -- The Fund's technology holdings have performed strongly. We underweight technology broadly as we feel that short-product life cycles, rapid commoditization and short operating histories do not make many technology companies favorable long-term investments. However, we have found a few companies in this sector that fit our criteria for long-term growth. We believe each one of our

GOLDMAN SACHS CAPITAL GROWTH FUND

GROWTH INVESTMENT PROCESS

Our approach to growth investing is based on a consistent style that has been applied over the past 18 years.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

 .Favorable financial characteristics

 .High returns on invested capital

 .Dominant market shares for core service or product

 .Recurring revenue streams

 .Solid brand franchises

 .Management committed to maximizing shareholder returns

Result

A diversified portfolio of stocks with strong long-term growth potential.




 technology stocks has significant lasting competitive advantages over its competitors that will enable it to retain its leadership position. Microsoft, Cisco, Intel and EMC Corp. are a few of these companies that are strategically positioned to continue to generate consistent long-term growth. These companies are technology-oriented, but have recurring revenue streams and dominant market shares.

 Key New Acquisitions

 .MCI Worldcom, Inc., Sun Microsystems, Inc. and America Online Inc. (AOL) -- We initiated a position in America Online that we believe fits our criteria for having lasting competitive advantages over its competitors. This company benefits from recurring revenue from its subscriptions, as well as market dominance for Internet users. The AOL brand is by far the most recognized in the Internet world on a global basis, and management has proven to be uniquely qualified to lead the industry through light-speed changes and dislocations. We also initiated a position in MCI Worldcom, which is another new investment in the growth of Internet infrastructure. The company's UUNet subsidiary carries the majority of the world's Internet backbone traffic, demand for which is growing at around 1,000% per year. Another key investment has been in Sun Microsystems, which is the leading vendor of high-performance, high-availability computing equipment. Sun's servers are the standard for the infrastructure of the Internet, which is propelling the company's growth. Sun also has a very strong presence in corporate computing environments.

 Portfolio Outlook

 We intend to continue to focus on the core business characteristics that we believe provide a foundation for long-term growth, such as strength of franchise, quality of management and free cash flow. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above -- have the potential to withstand even an uncertain market environment.

 We thank you for your investment and look forward to your continued confidence.

 Goldman Sachs Growth Equity Team

 New York
 February 26, 1999

Goldman Sachs Capital Growth Fund

   The Goldman Sachs Advantage

   Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

      Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

      What Sets Goldman Sachs Funds Apart?

                                     1
                  ------------------------------------------
                          Resources and Relationships
                  ------------------------------------------

      Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                     2
                  ------------------------------------------
                               In-Depth Research
                  ------------------------------------------

      Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                     3
                  ------------------------------------------
                                Risk Management
                  ------------------------------------------

      In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


  To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on April 20, 1990 (commencement of operations) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund's bench-mark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered in-dicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Capital Growth Fund's Lifetime Performance


 Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to January 31, 1999

[LINE GRAPH APPEARS HERE]


 Date                 Class A       S&P 500
 ----                 -------       -------
4/20/90              $  9,450      $ 10,000
APR                  $  9,458      $  9,882
5/1/90               $  9,708      $ 10,819
JUNE                 $  9,775      $ 10,754
Jul-90               $  9,667      $ 10,728
AUG                  $  9,108      $  9,751
SEPT                 $  8,458      $  9,284
OCT                  $  8,125      $  9,253
NOV                  $  8,600      $  9,838
Dec-90               $  8,937      $ 10,112
Jan-91               $  9,529      $ 10,552
FEB                  $ 10,096      $ 11,307
MAR                  $ 10,285      $ 11,581
APR                  $ 10,448      $ 11,608
MAY                  $ 10,980      $ 12,109
JUNE                 $ 10,354      $ 11,554
Jul-91               $ 10,801      $ 12,093
AUG                  $ 10,982      $ 12,379
SEPT                 $ 10,999      $ 12,172
OCT                  $ 11,352      $ 12,336
NOV                  $ 10,663      $ 11,839
Dec-91               $ 11,790      $ 13,193
Jan-92               $ 12,323      $ 12,947
FEB                  $ 12,765      $ 13,114
MAR                  $ 12,765      $ 12,859
APR                  $ 12,873      $ 13,237
MAY                  $ 13,198      $ 13,301
JUNE                 $ 12,666      $ 13,104
Jul-92               $ 12,946      $ 13,639
AUG                  $ 12,431      $ 13,360
SEPT                 $ 12,579      $ 13,517
OCT                  $ 13,098      $ 13,563
NOV                  $ 14,090      $ 14,025
Dec-92               $ 14,552      $ 14,197
Jan-93               $ 14,542      $ 14,316
FEB                  $ 14,304      $ 14,511
MAR                  $ 14,979      $ 14,817
APR                  $ 14,383      $ 14,459
MAY                  $ 14,910      $ 14,846
JUNE                 $ 15,148      $ 14,889
Jul-93               $ 15,386      $ 14,829
AUG                  $ 15,595      $ 15,392
SEPT                 $ 15,927      $ 15,274
OCT                  $ 15,917      $ 15,590
NOV                  $ 15,977      $ 15,441
Dec-93               $ 16,614      $ 15,628
Jan-94               $ 16,998      $ 16,160
FEB                  $ 17,285      $ 15,721
MAR                  $ 16,636      $ 15,036
APR                  $ 16,657      $ 15,228
MAY                  $ 16,774      $ 15,478
JUNE                 $ 16,455      $ 15,099
Jul-94               $ 16,657      $ 15,594
AUG                  $ 17,530      $ 16,233
SEPT                 $ 17,300      $ 15,837
OCT                  $ 16,976      $ 16,194
NOV                  $ 16,084      $ 15,604
Dec-94               $ 16,432      $ 15,835
Jan-95               $ 16,254      $ 16,245
FEB                  $ 17,443      $ 16,879
MAR                  $ 17,811      $ 17,378
APR                  $ 18,216      $ 17,889
MAY                  $ 18,810      $ 18,605
JUNE                 $ 19,535      $ 19,037
Jul-95               $ 20,094      $ 19,669
AUG                  $ 20,368      $ 19,718
SEPT                 $ 20,479      $ 20,550
OCT                  $ 19,701      $ 20,476
NOV                  $ 20,371      $ 21,375
Dec-95               $ 20,663      $ 21,787
Jan-96               $ 21,203      $ 22,528
FEB                  $ 21,573      $ 22,738
MAR                  $ 21,815      $ 22,956
APR                  $ 22,284      $ 23,293
MAY                  $ 22,753      $ 23,894
JUNE                 $ 22,156      $ 23,985
Jul-96               $ 21,388      $ 22,925
AUG                  $ 22,042      $ 23,409
SEP                  $ 23,059      $ 24,727
OCT                  $ 23,424      $ 25,409
NOV                  $ 24,942      $ 27,329
Dec-96               $ 25,081      $ 26,788
Jan-97               $ 26,727      $ 28,461
FEB                  $ 26,695      $ 28,685
MAR                  $ 25,496      $ 27,506
APR                  $ 27,429      $ 29,145
MAY                  $ 28,819      $ 30,920
JUNE                 $ 30,417      $ 32,306
Jul-97               $ 32,941      $ 34,877
AUG                  $ 30,816      $ 32,924
SEP                  $ 32,239      $ 34,728
OCT                  $ 31,689      $ 33,568
NOV                  $ 33,129      $ 35,122
Dec-97               $ 33,937      $ 35,726
Jan-98               $ 34,668      $ 36,123
FEB                  $ 37,482      $ 38,727
MAR                  $ 39,471      $ 40,710
APR                  $ 40,071      $ 41,121
MAY                  $ 39,114      $ 40,414
JUNE                 $ 41,272      $ 42,055
Jul-98               $ 40,878      $ 41,605
AUG                  $ 34,424      $ 35,589
SEP                  $ 36,548      $ 37,870
OCT                  $ 39,857      $ 40,949
NOV                  $ 42,170      $ 43,430
Dec-98               $ 45,433      $ 45,932
Jan-99               $ 46,656      $ 47,852



 ---------------------------------------------------------------------------
  Average Annual Total Return through
  January 31, 1999                       Since Inception Five Years One Year
 ---------------------------------------------------------------------------
  Class A (commenced April 20, 1990)
  Excluding sales charges                     19.92%       22.36%    34.58%
  Including sales charges                     19.15%       20.99%    27.15%
 ---------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                     29.83%         n/a     33.60%
  Including contingent deferred sales
  charges                                     28.89%         n/a     28.43%
 ---------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                     29.06%         n/a     33.55%
  Including contingent deferred sales
  charges                                     29.06%         n/a     32.52%
 ---------------------------------------------------------------------------
  Institutional Class (commenced August
  15, 1997)                                   30.42%         n/a     35.02%
 ---------------------------------------------------------------------------
  Service Class (commenced August 15,
  1997)                                       28.75%         n/a     34.34%
 ---------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
January 31, 1999

  Shares    Description                                    Value
 Common Stocks - 97.8%
  Advertising & Marketing - 1.6%
  708,580   Valassis Communications, Inc.*          $  36,226,152
 ----------------------------------------------------------------
  Banks - 6.2%
  697,664   Bank One Corp.                             36,540,152
  597,349   BankAmerica Corp.                          39,947,714
  393,800   First Union Corp.                          20,723,725
  659,700   State Street Corp.                         47,168,550
                         ----------------------------------------
                                                      144,380,141
 ----------------------------------------------------------------
  Chemical Products - 1.0%
  246,200   Du Pont (E.I.) de Nemours & Co.            12,602,363
  145,500   Minnesota Mining and
            Manufacturing Co.                          11,294,437
                         ----------------------------------------
                                                       23,896,800
 ----------------------------------------------------------------
  Commercial Services - 1.5%
  455,000   Ecolab, Inc.                               17,631,250
  351,900   Galileo International, Inc.                17,243,100
                         ----------------------------------------
                                                       34,874,350
 ----------------------------------------------------------------
  Consumer Staples - 5.0%
  676,300   Avon Products, Inc.                        24,980,830
  88,400    Clorox Co.                                 11,061,050
  476,600   Colgate Palmolive Co.                      38,336,513
  235,700   Gillette Co.                               13,847,375
  323,380   Procter & Gamble Co.                       29,387,158
                         ----------------------------------------
                                                      117,612,926
 ----------------------------------------------------------------
  Electronics & Other Electrical Equipment -
  2.5%
  554,900   General Electric Co.                       58,195,138
 ----------------------------------------------------------------
  Energy Refining & Marketing - 1.7%
  1,193,600 AES Corp.*                                 40,209,400
 ----------------------------------------------------------------
  Enterprise Systems - 4.5%
  381,200   EMC Corp.*                                 41,503,150
  178,800   International Business Machines, Inc.      32,765,100
  271,800   Sun Microsystems, Inc.*                    30,373,650
                         ----------------------------------------
                                                      104,641,900
 ----------------------------------------------------------------
  Environmental Services - 0.5%
  253,500   Waste Management Inc.                      12,659,155
 ----------------------------------------------------------------
  Financial Services - 1.2%
  503,800   Citigroup, Inc.                            28,244,287
 ----------------------------------------------------------------
  Food & Beverages - 5.8%
  614,400   Coca-Cola Co.                              40,204,800
  530,500   Nabisco Holdings Corp.                     22,314,155
  729,600   Pepsico, Inc.                              28,500,000
  834,200   Ralston Purina Co.                         22,836,225
  221,680   William Wrigley Jr. Co.                    20,754,790
                         ----------------------------------------
                                                      134,609,970
 ----------------------------------------------------------------
  Funeral Services - 0.9%
  1,266,880 Service Corp. International                20,111,720
 ----------------------------------------------------------------

  Shares    Description                                               Value
 Common Stocks - (continued)
  Health Suppliers/Services - 1.1%
  298,500   Johnson & Johnson                                  $  25,372,500
 ---------------------------------------------------------------------------
  Healthcare Management - 2.0%
  301,320   Aetna, Inc.                                           27,156,465
  259,312   McKesson HBOC, Inc.                                   19,480,814
                         ---------------------------------------------------
                                                                  46,637,279
 ---------------------------------------------------------------------------
  Hotels & Restaurants - 0.9%
  582,840   Marriott International, Inc.                          20,472,255
 ---------------------------------------------------------------------------
  Insurance - 1.2%
  275,777   American International Group, Inc.                    28,387,795
 ---------------------------------------------------------------------------
  Insurance Services - 0.5%
  176,800   AMBAC Financial Group, Inc.                           10,574,850
 ---------------------------------------------------------------------------
  Insurance-Life - 1.0%
  199,300   Hartford Life, Inc.                                   11,235,537
  269,800   Nationwide Financial Services, Inc.                   12,933,538
                         ---------------------------------------------------
                                                                  24,169,075
 ---------------------------------------------------------------------------
  Integrated Oil - 2.4%
  70,800    Atlantic Richfield Co.                                 4,062,150
  238,100   Exxon Corp.                                           16,771,169
  143,000   Mobil Corp.                                           12,539,313
  181,800   Royal Dutch Petroleum ADR                              7,283,363
  248,200   Texaco, Inc.                                          11,758,475
  143,800   Unocal Corp.                                           4,098,300
                         ---------------------------------------------------
                                                                  56,512,770
 ---------------------------------------------------------------------------
  Internet Software - 1.0%
  126,300   America Online, Inc.*                                 22,189,331
 ---------------------------------------------------------------------------
  Local Exchange Companies - 0.5%
  190,800   Bell Atlantic Corp                                    11,448,000
 ---------------------------------------------------------------------------
  Media & Communications - 16.0%
  1,075,600 AH Belo Corp.                                         20,234,725
  364,700   Cablevision Systems Corp. Class A*                    24,571,663
  995,200   CBS, Inc.                                             33,836,800
  470,200   Central Newspapers, Inc.                              16,574,550
  589,400   Chancellor Media Corp.*                               33,890,500
  210,000   Comcast Corp.                                         14,276,719
  280,800   Gannett Co.                                           18,480,150
  873,700   Infinity Broadcasting Corp.*                          24,190,569
  241,000   Jacor Communications, Inc.*                           16,779,625
  449,300   New York Times Co.                                    15,416,606
  737,002   Tele-Communications, Inc.*                            50,530,700
  1,171,650 Tele-Communications, Inc. (Liberty Media Group)*      62,683,275
  542,220   Time Warner, Inc.                                     33,888,750
  114,800   Tribune Co.                                            7,340,025
                         ---------------------------------------------------
                                                                 372,694,657
 ---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

  Shares    Description                                    Value
 Common Stocks - (continued)
  Oil & Gas Services - 1.3%
  657,500   Schlumberger Ltd.                       $  31,313,438
 ----------------------------------------------------------------
  Pharmaceuticals - 9.9%
  787,100   American Home Products Corp.               46,192,931
  410,500   Bristol-Myers Squibb Co.                   52,620,969
  147,600   Merck & Co.                                21,660,300
  438,020   Pfizer, Inc.                               56,340,323
  404,800   Schering-Plough Corp.                      22,061,600
  434,300   Warner-Lambert Co.                         31,351,031
                         ----------------------------------------
                                                      230,227,154
 ----------------------------------------------------------------
  Recreational Products - 0.8%
  494,400   Hasbro, Inc.                               18,385,500
 ----------------------------------------------------------------
  Retail - 1.7%
  468,600   Wal-Mart Stores, Inc.                      40,299,600
 ----------------------------------------------------------------
  Semiconductors - 1.6%
  267,200   Intel Corp.                                37,658,500
 ----------------------------------------------------------------
  Software & Services - 6.5%
  912,400   First Data Corp.                           34,956,325
  548,100   Microsoft Corp.*                           95,917,500
  362,100   Sterling Commerce, Inc.*                   15,547,669
  56,300    Verisign, Inc.*                             5,362,575
                         ----------------------------------------
                                                      151,784,069
 ----------------------------------------------------------------
  Specialty Finance & Agencies - 6.3%
  284,200   C.I.T. Group, Inc.                          9,058,875
  809,000   Federal Home Loan Mortgage Corp.           50,158,000
  642,600   Federal National Mortgage Association      46,829,475
  1,457,480 MBNA Corp.                                 40,718,348
                         ----------------------------------------
                                                      146,764,698
 ----------------------------------------------------------------
  Specialty Retail - 2.0%
  294,200   Home Depot, Inc.                           17,762,325
  535,600   Tandy Corp.                                28,922,400
                         ----------------------------------------
                                                       46,684,725
 ----------------------------------------------------------------
  Supermarkets - 2.6%
  236,000   CVS Corp.                                  12,921,000
  308,600   Rite Aid Corp.                             15,159,975
  520,760   Walgreen Co.                               32,547,500
                         ----------------------------------------
                                                       60,628,475
 ----------------------------------------------------------------
  Telecommunications - 1.7%
  512,100   MCI Worldcom, Inc.*                        40,839,975
 ----------------------------------------------------------------
  Telecommunications Equipment - 3.3%
  439,325   Cisco Systems, Inc.*                       49,012,195
  252,620   Lucent Technologies, Inc.                  28,435,539
                         ----------------------------------------
                                                       77,447,734
 ----------------------------------------------------------------

  Shares  Description                             Value
 Common Stocks - (continued)
  Tobacco - 1.1%
  568,600 Philip Morris Companies, Inc.   $   26,724,200
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,526,900,649)                   $2,282,878,519
 -------------------------------------------------------

  Principal    Interest  Maturity
  Amount       Rate      Date               Value
 Repurchase Agreement - 1.8%
  $43,100,000  Joint Repurchase Agreement Account
                4.84%    02/01/99   $   43,100,000
 --------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $43,100,000)                $   43,100,000
 --------------------------------------------------
  TOTAL INVESTMENT
  (Cost
  $1,570,000,649)(a)                $2,325,978,519
 --------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain
  for investments in
  which value exceeds
  cost                              $  812,054,335
  Gross unrealized loss
  for investments in
  which cost exceeds
  value                                (56,279,120)
 --------------------------------------------------
  Net unrealized gain               $  755,775,215
 --------------------------------------------------

 * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $1,570,203,304.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $1,570,000,649)                                               $2,325,978,519
  Cash                                                                  30,841
  Receivables:
  Investment securities sold                                         9,485,492
  Dividends and interest                                             1,008,282
  Fund shares sold                                                  12,291,105
  Reimbursement from investment adviser                                299,925
  Other assets                                                          62,995
 -----------------------------------------------------------------------------
  Total assets                                                   2,349,157,159
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Income distribution                                                   92,603
  Fund shares repurchased                                           11,640,090
  Amounts owed to affiliates                                         2,895,921
  Accrued expenses and other liabilities                               307,522
 -----------------------------------------------------------------------------
  Total liabilities                                                 14,936,136
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                1,509,333,232
  Accumulated net realized gain on investments                      68,909,921
  Net unrealized gain on investments                               755,977,870
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $2,334,221,023
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                              $24.03
   Class B                                                              $23.57
   Class C                                                              $23.52
   Institutional                                                        $24.07
   Service                                                              $23.96
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          82,915,669
   Class B                                                          10,029,570
   Class C                                                           2,561,215
   Institutional                                                     1,737,954
   Service                                                             128,746
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                             97,373,154
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $25.43. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends                                                     $ 18,532,086
  Interest                                                         3,071,644
 ----------------------------------------------------------------------------
  Total income                                                    21,603,730
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                 17,460,353
  Distribution and service fees(a)                                 7,607,228
  Transfer agent fees                                              2,436,940
  Registration fees                                                  278,532
  Custodian fees                                                     271,698
  Professional fees                                                   86,498
  Trustee fees                                                        10,261
  Service class fees                                                   7,655
  Other                                                              286,200
 ----------------------------------------------------------------------------
  Total expenses                                                  28,445,365
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs    (2,567,685)
 ----------------------------------------------------------------------------
  Net expenses                                                    25,877,680
 ----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                             (4,273,950)
 ----------------------------------------------------------------------------
  Realized and unrealized gain on investment transactions:
  Net realized gain from:
   Investment transactions                                       133,916,314
  Net change in unrealized gain on:
   Investments                                                   392,953,579
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment transactions    526,869,893
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $522,595,943
 ----------------------------------------------------------------------------

 (a) Class A, Class B and Class C had distribution and service fees of $6,150,756, $1,193,755 and $262,717, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets

                                            For the           For the
                                           Year Ended        Year Ended
                                        January 31, 1999  January 31, 1998
  From operations:
  Net investment (loss) income            $   (4,273,950)   $      746,247
  Net realized gain on investment
  transactions                               133,916,314       171,487,631
  Net change in unrealized gain on
  investments                                392,953,579       110,348,766
 --------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                            522,595,943       282,582,644
 --------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                      --          (884,787)
  Institutional shares                                --            (3,044)
  In excess of net investment income
  Class A shares                                      --          (624,850)
  Class C shares                                      --            (7,981)
  Institutional shares                                --           (22,826)
  Service shares                                      --                (4)
  From net realized gain on investment
  transactions
  Class A shares                             (59,433,653)     (175,320,995)
  Class B shares                              (6,254,745)       (4,612,854)
  Class C shares                              (1,535,180)         (595,780)
  Institutional shares                          (949,782)         (887,545)
  Service shares                                 (97,173)             (244)
 --------------------------------------------------------------------------
  Total distributions to shareholders        (68,270,533)     (182,960,910)
 --------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares              958,527,625       268,104,441
  Reinvestment of dividends and
  distributions                               63,389,050       169,448,560
  Cost of shares repurchased                (452,101,755)     (150,961,069)
 --------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                    569,814,920       286,591,932
 --------------------------------------------------------------------------
  TOTAL INCREASE                           1,024,140,330       386,213,666
 --------------------------------------------------------------------------
  Net assets:
  Beginning of year                        1,310,080,693       923,867,027
 --------------------------------------------------------------------------
  End of year                             $2,334,221,023    $1,310,080,693
 --------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at prices supplied by independent pricing services, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gain taxes on foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1999
 on investment securities transactions and forward exchange contracts; and
 (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.

 F. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Each class of shares of the Fund separately bear its respective class-specific transfer agency fees.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
 Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 H. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, the adviser is entitled to a fee, computed daily and pay-able monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Effective September 1, 1998, the adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litiga-tion, Service share fees, indemnification costs and extraordinary expenses) to the extent such expenses exceeded, on an annual basis, .00% of the average daily net assets of the Fund. For the year ended January 31, 1999, Goldman Sachs reimbursed approximately $370,000.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,625,000 for the year ended January 31, 1999.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1999
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended January 31, 1999, the Distributor has voluntarily agreed to waive approximately $2,198,000 of its distribution fee attributable to the Class A shares.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plan equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into a Distribution and Service Plan. Under the Distribu-tion and Service Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00%, and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respec-tively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $1,898,000, $638,000, and $360,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1999, were $985,865,504 and $509,648,296, respectively.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At January 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $43,100,000 in principal amount. At January 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations.

                                 Principal    Interest  Maturity   Amortized
        Repurchase Agreements      Amount       Rate      Date        Cost
 ------------------------------------------------------------------------------
 ABN/AMRO, Inc.                $  875,000,000     4.84% 02/01/99 $  875,000,000
 ------------------------------------------------------------------------------
 Bear Stearns & Co.               250,000,000     4.83  02/01/99    250,000,000
 ------------------------------------------------------------------------------
 NationsBanc Montgomery -
 Securities LLC                 1,000,000,000     4.84  02/01/99  1,000,000,000
 ------------------------------------------------------------------------------
 CS First Boston Corp.            363,500,000     4.83  02/01/99    363,500,000
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                        $2,488,500,000
 ------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Positions 93-2, the Fund has reclassified $4,273,950 from paid-in capital to undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and is de-signed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1999
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years:

                             January 31, 1999            January 31, 1998
                            ---------------------------------------------------
                              Shares        Dollars      Shares        Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold              32,045,496  $ 679,898,165  11,682,231  $ 219,227,835
 Reinvestments of divi-
dends and distributions    2,523,862     55,320,129   9,276,258    164,296,869
 Shares repurchased      (19,634,822)  (411,065,361) (7,999,080)  (148,461,895)
                            ---------------------------------------------------
                          14,934,536    324,152,933  12,959,409    235,062,809
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold               8,217,516    174,195,041   1,886,965     35,512,523
 Reinvestments of divi-
dends and distributions      269,890      5,814,080     248,911      4,352,015
 Shares repurchased         (692,115)   (14,198,964)    (94,837)    (1,799,265)
                            ---------------------------------------------------
                           7,795,291    165,810,157   2,041,039     38,065,273
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold               2,456,617     52,140,496     300,430      5,779,471
 Reinvestments of divi-
dends and distributions       62,802      1,350,138      31,825        552,643
 Shares repurchased         (254,033)    (5,309,819)    (36,426)      (646,150)
                            ---------------------------------------------------
                           2,265,386     48,180,815     295,829      5,685,964
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               2,253,646     49,347,338     382,307      7,583,012
 Reinvestments of divi-
dends and distributions       36,717        807,532      14,102        246,791
 Shares repurchased         (946,047)   (21,160,240)     (2,771)      (53,759)
                            ---------------------------------------------------
                           1,344,316     28,994,630     393,638      7,776,044
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                 140,100      2,946,585          80          1,600
 Reinvestments of divi-
dends and distributions        4,439         97,171          14            242
 Shares repurchased          (15,887)      (367,371)         --             --
                            ---------------------------------------------------
                             128,652      2,676,385          94          1,842
 ------------------------------------------------------------------------------
 NET INCREASE             26,468,181  $ 569,814,920  15,690,009  $ 286,591,932
 ------------------------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 Goldman Sachs Capital Growth Fund -- Tax Information (unaudited)

   During the year ended January 31, 1999, 47.62% of the dividends paid from net investment income by the Fund qualify for the divi-dends received deduction available to corporations.
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $66,826,186 as capital gain dividends for its year ended January 31, 1999.

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                                Income from
                                         investment operations(d)     Distributions to shareholders
                                         ------------------------- -----------------------------------
                                                     Net realized
                               Net asset    Net     and unrealized            In excess    From net    Net increase
                                value,   investment gain (loss) on  From net    of net   realized gain  (decrease)
                               beginning   income     investment   investment investment on investment in net asset
                               of period   (loss)    transactions    income     income   transactions     value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares         $18.48     $(0.03)      $6.35        $  --      $  --       $(0.77)       $5.55
  1999 - Class B Shares          18.27      (0.12)       6.19           --         --        (0.77)        5.30
  1999 - Class C Shares          18.24      (0.10)       6.15           --         --        (0.77)        5.28
  1999 - Institutional
  Shares                         18.45       0.01        6.38           --         --        (0.77)        5.62
  1999 - Service Shares          18.46      (0.04)       6.31           --         --        (0.77)        5.50
 ------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares          16.73       0.02        4.78        (0.01)     (0.01)       (3.03)        1.75
  1998 - Class B Shares          16.67       0.02        4.61           --         --        (3.03)        1.60
  1998 - Class C Shares
  (commenced August 15,
  1997)                          19.73      (0.02)       1.60           --      (0.04)       (3.03)       (1.49)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                      19.88       0.02        1.66        (0.01)     (0.07)       (3.03)       (1.43)
  1998 - Service Shares
  (commenced August 15, 1997)    19.88      (0.01)       1.66           --      (0.04)       (3.03)       (1.42)
 ------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares          14.91       0.10        3.56        (0.10)     (0.02)       (1.72)        1.82
  1997 - Class B Shares
  (commenced May 1, 1996)        15.67       0.01        2.81        (0.01)     (0.09)       (1.72)        1.00
 ------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares          13.67       0.12        3.93        (0.12)        --        (2.69)        1.24
 ------------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares          15.96       0.03       (0.69)       (0.01)        --        (1.62)       (2.29)
 ------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                                    or expense limitations
                                                                  --------------------------
                                                      Ratio of                   Ratio of
                           Net assets   Ratio of   net investment  Ratio of   net investment
   Net asset               at end of  net expenses income (loss)  expenses to income (loss)  Portfolio
   value, end     Total      period    to average    to average   average net to average net turnover
   of period    return(a)  (in 000s)   net assets    net assets     assets        assets       rate
     $24.03       34.58%   $1,992,716     1.42%        (0.18)%       1.58%        (0.34)%      30.17%
      23.57       33.60       236,369     2.19         (0.98)        2.21         (1.00)       30.17
      23.52       33.55        60,234     2.19         (1.00)        2.21         (1.02)       30.17
      24.07       35.02        41,817     1.07          0.11         1.09          0.09        30.17
      23.96       34.34         3,085     1.57         (0.37)        1.59         (0.39)       30.17
 -----------------------------------------------------------------------------------------------------
      18.48       29.71     1,256,595     1.40          0.08         1.65         (0.17)       61.50
      18.27       28.73        40,827     2.18         (0.77)        2.18         (0.77)       61.50
      18.24        8.83(c)      5,395     2.21(b)      (0.86)(b)     2.21(b)      (0.86)(b)    61.50
      18.45        9.31(c)      7,262     1.16(b)       0.18(b)      1.16(b)       0.18(b)     61.50
      18.46        9.18(c)          2     1.50(b)      (0.16)(b)     1.50(b)      (0.16)(b)    61.50
 -----------------------------------------------------------------------------------------------------
      16.73       25.97       920,646     1.40          0.62         1.65          0.37        52.92
      16.67       19.39(c)      3,221     2.15(b)      (0.39)(b)     2.15(b)      (0.39)(b)    52.92
 -----------------------------------------------------------------------------------------------------
      14.91       30.45       881,056     1.36          0.65         1.61          0.40        63.90
 -----------------------------------------------------------------------------------------------------
      13.67       (4.38)      862,105     1.38          0.16         1.63         (0.09)       38.36
 -----------------------------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Capital Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Capital Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of January 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Capital Growth Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Capital Growth Fund

     An Investment Idea for the Long Term

     Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

     Goldman Sachs Capital Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

     Target Your Needs

     The Goldman Sachs Capital Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)


     Goldman Sachs Funds

     Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

     [GRAPH APPEARS HERE]

     INTERNATIONAL EQUITY                                Higher Risk Return


     DOMESTIC EQUITY
     .Goldman Sachs
      Capital Growth                              ASSET ALLOCATION
      Fund
                                                   SPECIALTY
     FIXED INCOME

     MONEY MARKET

     Lower Risk Return


     For More Information

     To learn more about the Goldman Sachs Capital Growth Fund and other Goldman Sachs Funds, call your investment professional today.

     * The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


OFFICERS

Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Source: Lipper Analytical Services, Inc. All Rights Reserved. The Lipper Growth Fund category includes funds that invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of stocks represented in the major unmanaged stock indices. Past Performance is no guarantee of future results.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999                                                CGAR / 111K / 3-99